SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No.  )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|X|     Soliciting Material under Rule 14a-12

                             Forgent Networks, Inc.
                    108 Wild Basin Road, Austin, Texas 78746


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


              The Red Oak Fund, LP, a Delaware limited partnership;

     Pinnacle Fund, LLLP, a Colorado limited liability limited partnership;

       Bear Market Opportunity Fund, L.P., a Delaware limited partnership;

          Pinnacle Partners, LLC, a Colorado limited liability company;

          Red Oak Partners, LLC, a New York limited liability company;

                                 David Sandberg.

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On May 18, 2009 Red Oak filed an amended Schedule 13D which included
Exhibits 99.A and 99.B. These Exhibits are hereby filed separately as Exhibits 99.A and 99.B to the extent they are deemed to be soliciting material.